Summary Prospectus	February 28, 2025
Direxion Shares ETF Trust
Direxion HCM Tactical Enhanced US ETF
Ticker: HCMT
Listed on: NYSE Arca, Inc.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at http://www.direxion.com/regulatory-documents. You can also get this information at no cost by calling (866) 476-7523 or by sending an email request to info@direxionshares.com. The Fund’s prospectus and statement of additional information, both dated February 28, 2025, are incorporated by reference into this Summary Prospectus.
Investment Objective
The Direxion HCM Tactical Enhanced US ETF (the “Fund”) seeks capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.05%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses of the Fund	0.10%
Acquired Fund Fees and Expenses(1)	0.02%
Total Annual Fund Operating Expenses	1.17%
(1)
Total Annual Fund Operating Expenses for the Fund do not correlate to the "Ratios to Average Net Assets: Net Expenses" provided in the "Financial Highlights" section of the statutory prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$119	$372	$644	$1,420
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 191% of the average value of its portfolio. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's extensive use of derivatives was reflected, the Fund's portfolio turnover rate would be significantly higher.
Principal Investment Strategy
The Fund is actively managed and seeks to provide enhanced returns across multiple market cycles that are broadly correlated to the U.S. equity markets. The Fund uses a proprietary quantitative investment model (the “Model”) developed by the Fund’s subadviser, Howard Capital Management, Inc. (“Subadviser”), to determine the Fund’s allocation to U.S. equity securities and/or cash and cash equivalents (i.e., U.S. money market funds, U.S. government securities and/or similar securities). The Fund will invest in, or have exposure to, U.S. equity securities in order to achieve capital appreciation, or will invest in cash or cash equivalents in order to attempt to preserve capital during market downturns. When the Model indicates a change in market trends, the Fund may be invested in a combination of U.S. equities and cash or cash equivalents. When allocated to U.S. equities, the Fund will seek leveraged exposure of its net assets through investments in derivatives, such as swaps, in order to achieve enhanced returns.
The Model utilizes the HCM-BuyLine®, a tactical proprietary indicator to identify broad trends in the U.S. equity markets, to determine whether to invest in U.S. equity securities or cash and cash equivalents. When the Model indicates that the market trend is down, the Adviser reduces the Fund’s exposure to equities, and, when the Model indicates that the market trend is up, the Adviser increases the Fund’s exposure to equities. The Adviser uses its discretion to determine the percentage of the Fund will be in or out of the market based on the strength of the trend identified by the HCM-BuyLine.
When the Fund is allocated to U.S. equity securities, it will have approximately the following daily exposures (obtained directly by investing in U.S. equity securities or indirectly through investments in derivatives):
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Up to 80% exposure to all of the securities of the S&P 500® Index (“S&P Allocation”), which measures the performance of 500 large capitalization companies listed on stock exchanges in the U.S.;
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Up to 80% exposure to all of the securities of the NASDAQ-100 Index (“NASDAQ Allocation”), which measures the performance of the 100 largest, U.S.-based, non-financial companies listed on the NASDAQ Stock Exchange; and
Summary Prospectus

Direxion HCM Tactical Enhanced US ETF

●
Up to 40% exposure to the securities of a specific sector or industry (“Sector Allocation”). The Sector Allocation will be in one of the following 13 sectors or industries: industrial sector, communication services sector, consumer discretionary sector, consumer staples sector, energy sector, financial sector, health care sector, real estate sector, technology sector, utilities sector, materials sector, biotechnology industry and semiconductor industry.
The Model determines the Sector Allocation based on a proprietary relative strength formula, which evaluates the volatility and momentum of each sector or industry to determine which is experiencing the strongest market trend relative to the other sectors or industries. The sector or industry showing the strongest upward market trend will be selected by the Model as the Sector Allocation. Only one sector or industry is selected by the Model at a time. The Sector Allocation is expected to change in response to shorter-term market conditions, which may result in high portfolio turnover and increased costs.
The Fund will utilize leverage to achieve total exposure of up to 200% of the Fund’s net assets to the S&P Allocation, NASDAQ Allocation and the Sector Allocation (together, the “Allocations”). The Subadviser will provide the Adviser with investment signals (“Signals”) pursuant to the Model’s determinations. The Adviser is responsible for investing the Fund’s assets pursuant to the Signals and may rebalance the Fund’s portfolio as frequently as daily so that its exposure to the Allocations is consistent with the Fund’s investment strategy.
The Fund may invest directly in the securities of the Allocations, in addition to utilizing exchange-traded funds (“ETFs”) and swaps that use indices or ETFs as reference assets to provide exposure to the Allocations. Each Allocation is represented by a securities market index. The Fund intends to seek exposure to the Sector Allocations by investing directly in the securities of the index, investing in an ETF that tracks the performance of the index, or obtaining exposure to the index by investing in a swap that uses the index or an ETF that tracks the performance of the index as a reference asset. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements. The Fund may invest in securities of any market capitalization.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. equities or U.S. Dollar-based cash equivalents.
The Fund will concentrate its investments (i.e., invest 25% or more of its total assets in companies in the same industry or group of industries) to approximately the same extent as the indices representing the Allocations are so concentrated.
The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (excluding the value of the collateral received).
The terms “daily,” “day,” and “trading day” refer to the period from the close of the markets on one trading day to the close of the markets on the next trading day. The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities. Additionally, the Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Effects of Compounding and Market Volatility Risk– When the Fund is invested in the U.S. equities market, the Fund will utilize leverage of up to 200% on a daily basis and the Fund’s performance for periods greater than a trading day will be the result of each day’s returns compounded over the period, which is very likely to differ from up to 200% of the daily performance of the Allocations, before fees and expenses. Compounding affects all investments but has a more significant impact on funds that are leveraged and that rebalance daily and becomes more pronounced as volatility and holding periods increase. The impact of compounding will impact each shareholder differently depending on the period of time an investment in the Fund is held and the volatility of the underlying securities in each Allocation during the shareholder’s holding period of an investment in the Fund.
The compounding effect is impacted by the volatility rate of the particular Allocation in the Fund, the period of time that the Allocation is held in the Fund, the period(s) of time in which the Fund may be allocated to cash or cash equivalents, among other factors. Because the volatility rates of each Allocation may be different, the impact of volatility and the effect of compounding on the Fund’s return is difficult to illustrate. Fund performance for periods greater than a single day can be estimated given any set of assumptions for the following factors: a) volatility of the Allocations; b) performance of the Allocations; c) period of time; d) financing rates associated with exposure; e) other Fund expenses; and f) dividends or interest paid on security holdings. The chart below illustrates the impact of two principal factors – volatility and performance – on Fund performance and shows estimated Fund returns for a number of combinations of volatility and performance over a one-year period. Performance shown in the chart assumes that: (i) no dividends were paid with respect to security holdings; (ii) there were no Fund expenses; (iii) borrowing/lending rates (to obtain leveraged exposure) of 0%; and (iv) the Fund is leveraged to 200%. These are assumptions used for illustrative purposes and the Fund will not always have 200% leverage. If Fund expenses and/or actual borrowing/lending rates were reflected, the estimated returns would be different than those shown. Particularly during periods of higher volatility, compounding will cause results for periods longer than a
Summary Prospectus

Direxion HCM Tactical Enhanced US ETF

trading day to vary from 200% of the performance of the underlying securities of the Allocations.
As shown in the chart below, the Fund would be expected to lose 6.1% if the underlying securities of the Allocations provided no return over a one year period during which the underlying securities of each Allocation experienced annualized volatility of 25%. At higher ranges of volatility, there is a chance of a significant loss of value in the Fund, even if the return of the underlying securities of the Allocations is flat. For instance, if the annualized volatility of the underlying securities of the Allocations is 100%, the Fund would be expected to lose 63.2% of its value, even if the cumulative return for the year was 0%. Areas shaded red (or dark gray) represent those scenarios where the Fund can be expected to return less than 200% of the performance of the underlying securities and those shaded green (or light gray) represent those scenarios where the Fund can be expected to return more than 200% of the performance of the underlying securities. The table below is not a representation of the Fund’s actual returns, which may be significantly better or worse than the returns shown below as a result of any of the factors discussed above or in “Daily Correlation Risk” below.
One Year	200% One Year	Volatility Rate
Return	Return	10%	25%	50%	75%	100%
-60%	-120%	-84.2%	-85.0%	-87.5%	-90.9%	-94.1%
-50%	-100%	-75.2%	-76.5%	-80.5%	-85.8%	-90.8%
-40%	-80%	-64.4%	-66.2%	-72.0%	-79.5%	-86.8%
-30%	-60%	-51.5%	-54.0%	-61.8%	-72.1%	-82.0%
-20%	-40%	-36.6%	-39.9%	-50.2%	-63.5%	-76.5%
-10%	-20%	-19.8%	-23.9%	-36.9%	-53.8%	-70.2%
0%	0%	-1.0%	-6.1%	-22.1%	-43.0%	-63.2%
10%	20%	19.8%	13.7%	-5.8%	-31.1%	-55.5%
20%	40%	42.6%	35.3%	12.1%	-18.0%	-47.0%
30%	60%	67.3%	58.8%	31.6%	-3.7%	-37.8%
40%	80%	94.0%	84.1%	52.6%	11.7%	-27.9%
50%	100%	122.8%	111.4%	75.2%	28.2%	-17.2%
60%	120%	153.5%	140.5%	99.4%	45.9%	-5.8%
The annualized historical volatility rate for the five year period ended December 31, 2024 was 21.34% for the S&P Allocation and 26.05% for the NASDAQ Allocation. The highest volatility rate for any one full calendar year during the five year period was 34.69% for the S&P Allocation and 36.59% for the NASDAQ Allocation. Volatility for a shorter period of time for both the S&P Allocation and NASDAQ Allocation may have been substantially higher. The annualized performance for the five year period ended December 31, 2024 was 14.51% for the S&P Allocation and 20.15% for the NASDAQ Allocation.
The annualized historical volatility rate and annualized performance for each of the potential Sector Allocations are disclosed in the “Additional Information Regarding Investment Techniques and Policies” section of the Fund’s statutory prospectus. Historical volatility and performance are not indications of what the volatility and performance will be in the future. The volatility of ETFs or instruments that reflect the value of the sectors that may comprise the
Sector Allocation, such as swaps, may differ from the volatility of those sectors.
For information regarding the effects of volatility and performance on the long-term performance of the Fund, see “Additional Information Regarding Investment Techniques and Policies” in the Fund’s statutory prospectus, and "Leverage - Special Note Regarding the Correlation Risks of the Fund" in the Fund’s Statement of Additional Information.
Active Management Risk — The Fund is actively managed and its performance reflects the investment Allocation determinations of the Model as well as the Adviser’s management of the Fund’s leveraged exposure. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform other market segments and funds with a similar investment objective and/or strategies.
Subadviser’s Investment Model Risk— The success of relying on the Model depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other data. The Model may contain hidden biases or flaws, the existence and effect of which may be discovered only after the fact or not at all. Even if not flawed, the Model may be based on historical trends that are not predictive in current market conditions. To the extent that the Model does not capture the complexity of the actual market, it may not be reliable, particularly if unusual or disruptive events cause market moves the nature or size of which are inconsistent with historical performance. The performance of the Model may also be adversely impacted by software or other technology malfunctions, programming inaccuracies, and similar circumstances.
Because the Fund expects to rebalance its exposure as frequently as daily, the Fund’s exposure may be affected by significant market movements at or near the end of a trading day and changes to the Fund’s exposure may lag a significant change in market trends if such changes first take effect at or near the end of a trading day. Such lags between the Adviser’s receipt of the Signals and the changes to the Fund’s exposure may result in significant underperformance relative to the broader U.S. equity market. The Fund is also exposed to the risk that the Model will fail to accurately produce an advantageous Signal. Consequently, the Fund may significantly underperform relative to the broader U.S. equity market.
Not every Signal from the Model will result in a profitable trade. Because the Model is a reactive indicator, not a predictive one, the Fund’s return may lag the returns of each Allocation or the broader U.S. equity market.
The Model does not set thresholds whereby the Fund will automatically sell securities in the portfolio at a certain price; therefore, Fund losses may be impacted by limitations of the Model, market conditions, and delays in executing orders. There may be delays in executing orders or implementing the Signals from the Model due to communication delays
Summary Prospectus

Direxion HCM Tactical Enhanced US ETF

between the Subadviser and Adviser or due to market closures or other limitations.
Derivatives Risk — Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or smaller gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.
The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation and legal restrictions. The performance of a derivative may not track the performance of its reference asset for various reasons, including due to fees and other costs associated with it. Additionally, a swap on an ETF may not closely track the performance of the underlying securities of each Allocation due to costs associated with trading ETFs, such as an ETF’s premium or discount and the difference between its market price and its net asset value. If the underlying securities of each Allocation have a dramatic intraday increase or decrease that causes a material change in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close the swap agreement with the Fund. In that event, the Fund may not be able to enter into another swap agreement or invest in other derivatives to achieve its investment objective. This may occur even if the underlying securities of each Allocation reverse all or a portion of their intraday movement by the end of the day. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. Additionally, any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return. Such costs may increase as interest rates rise.
Upon entering into certain derivatives contracts, such as swap agreements, and to maintain open positions in such agreements, the Fund may be required to post collateral, the amount of which may vary. As such, the Fund may maintain cash balances, which may be significant, with service providers such as the Fund’s custodian or its affiliates in segregated accounts. Maintaining larger cash and cash equivalent positions may also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.
Leverage Risk — When the Fund is invested in, or has exposure to, U.S. equity securities, the Fund obtains investment exposure in excess of its net assets by utilizing leverage and may lose more money in market conditions that are adverse to its investment objective than a fund that does not utilize leverage. An investment in the Fund is exposed to the risk that a decline in the performance of the underlying securities will be magnified. This means that an investment in the Fund will be reduced by an amount equal to approximately 2% for every 1% decline in the underlying securities of each Allocation, not including the costs of financing leverage and other operating expenses, which would further reduce its value. Leverage will also have the effect of magnifying any differences in the Fund’s correlation with the underlying securities of each Allocation and may increase the volatility of the Fund.
To the extent that the instruments utilized by the Fund are thinly traded or have a limited market, the Fund may be unable to meet its investment objective due to a lack of available investments or counterparties. During such periods, the Fund’s ability to issue additional Creation Units may be adversely affected. As a result, the Fund’s shares could trade at a premium or discount to their net asset value and/or the bid-ask spread of the Fund’s shares could widen. Under such circumstances, the Fund may increase its transaction fee, change its investment objective, reduce its leverage or close.
Counterparty Risk — If a counterparty is unwilling or unable to make timely payments to meet its contractual obligations or fails to return holdings that are subject to the agreement with the counterparty, the Fund will lose money and/or not be able to meet its investment objective.
Because the Fund may enter into swap agreements with a limited number of counterparties, this increases the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective or rebalance properly, which may result in significant losses to the Fund, or the Fund may decide to change its investment objective. The risk that no suitable counterparties will enter into or continue to provide swap exposure to the Fund may be heightened when there is significant volatility in the overall market or the reference asset.
Other Investment Companies (including ETFs) Risk—
The Fund may invest in, or obtain exposure to, another investment company, including an ETF or a money market fund (each, an “underlying fund”), to pursue its investment objective or manage cash. When investing in an underlying fund, the Fund becomes a shareholder of that underlying fund and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the underlying fund, in addition to the fees and expenses of the Fund’s own operations. If the underlying fund fails to achieve its investment objective the Fund’s performance and its daily correlation to the Index will likely be adversely affected.
In addition, to the extent that the Fund invests in, or has exposure to, an underlying fund that is an ETF, it will be exposed to all of the risks associated with the ETF structure. Shares of ETFs may trade at a discount or a premium to an ETF’s net asset value which may result in an ETF’s market price being more or less than the value of the Allocations especially during periods of market volatility or disruption.
Summary Prospectus

Direxion HCM Tactical Enhanced US ETF

There may also be additional trading costs due to an ETF’s bid-ask spread, and/or the underlying fund may suspend purchases or redemption of its shares due to market conditions that make it impracticable to conduct such transactions, any of which may adversely affect the Fund. If an underlying fund’s shares are suspended from trading on an exchange, the Fund may not be able to obtain the required exposure to meet its investment objective.
Sector/Industry Allocation Risk– The Fund will allocate its investments in certain sectors or industries in accordance with the Model and will be subject to the risks associated with its exposure to the securities of such sectors or industries. As a result, the value of the Fund may be adversely impacted by events or developments in a sector or industry or group of sectors or industries.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation, and competition, both domestically and internationally, including competition from competitors with lower production costs. In addition, many information technology companies have limited product lines, markets, financial resources or personnel. The prices of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile and less liquid than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the application software industry, in particular, may also be negatively affected by the risk that subscription renewal rates for their products and services decline or fluctuate, leading to declining revenues. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs. Companies in the computer software industry may also be affected by the availability and price of computer software technology components.
Equity Securities Risk — Publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests, and/or has exposure to, will cause the net asset value of the Fund to fluctuate.
Cash and Cash Equivalents Allocation Risk— When the Fund is invested in cash or cash equivalents, the Fund risks lower returns and potential lost opportunities to participate in market appreciation. An investment in cash or cash equivalents will be subject to the risks associated with such investments, such as market and credit risk.
Money Market Instrument Risk — The Fund may use a variety of money market instruments for cash management purposes, including money market funds, depositary accounts and repurchase agreements. Money market funds may be subject to credit risk with respect to the debt instruments in which they invest. Depository accounts may be subject to credit risk with respect to the financial institution in which the depository account is held. Money market instruments may lose money.
Market Risk — The Fund’s investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, general market liquidity, exchange trading suspensions and closures, geopolitical events, tariffs, trade wars, natural disasters, and public health risks. Interest rates and inflation rates may change frequently and drastically due to various factors and the Fund’s investments may be adversely impacted.
The economic, fiscal, monetary and foreign policies of the U.S. government, including the imposition of tariffs, changes to its federal agencies and changes to regulatory policies, will impact the U.S. economy and could lead to increased market volatility and may adversely impact the overall market and individual securities, including the various counterparties utilized by the Fund.
Large-Capitalization Company Risk — Large-capitalization companies typically have significant financial resources, extensive product lines and broad markets for their goods and/or services. However, they may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns.
Small- and/or Mid-Capitalization Company Risk —
Small- and mid-capitalization companies often have narrower markets for their goods and/or services, less stable earnings, and more limited managerial and financial resources and often have limited product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of such securities resulting in more volatile performance. These companies may face greater risk of business failure.
Cash Transaction Risk— At certain times, the Fund may effect creations and redemptions for cash rather than for in-kind securities. As a result, the Fund may not be tax efficient and may incur brokerage costs related to buying and selling securities to achieve its investment objective thus incurring additional expenses than if it had effected creations and
Summary Prospectus

Direxion HCM Tactical Enhanced US ETF

redemptions in kind. To the extent that such costs are not offset by transaction fees paid by an authorized participant, the Fund may bear such costs, which will decrease the Fund’s net asset value.
Early Close/Trading Halt Risk— An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain portfolio securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur substantial losses and may limit or stop purchases of the Fund. If there is a significant intra-day market event and/or the underlying securities experience a significant increase or decrease, the Fund may not meet its investment objective or rebalance its portfolio appropriately. Additionally, the Fund may close to purchases and sales of Shares prior to the close of regular trading on the NYSE Arca, Inc. and incur significant losses.
High Portfolio Turnover Risk - The Fund may engage in active and frequent trading, which may lead to increased portfolio turnover, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains. Active and frequent trading may be due to rebalancing, cash purchases and sales of the Fund’s shares or other portfolio management reasons.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Tax Risk — In order to qualify for the special tax treatment accorded a regulated investment company (“RIC”) and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. The Fund may make certain investments, the treatment of which for these purposes is unclear. If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not able to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions. Please see the section entitled “Dividends, Other Distributions and Taxes” in the Statement of Additional Information for more information.
Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer, the credit of a single counterparty, and/or a single economic, political or regulatory event.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at larger bid-ask spreads and/or premiums or discounts to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Absence of Active Market Risk. Although Shares are listed for trading on a stock exchange, there is no assurance that an active trading market for them will develop or be maintained. In the absence of an active trading market for Shares, they will likely trade with a wider bid/ask spread and at a greater premium or discount to net asset value.
Market Price Variance Risk. Fund Shares can be bought and sold in the secondary market at market prices, which may be higher or lower than the net asset value of the Fund. When Shares trade at a price greater than net asset value, they are said to trade at a “premium.” When they trade at a price less than net asset value, they are said to trade at a “discount.” The market price of Shares fluctuates based on changes in the value of the Fund’s holdings, the supply and demand for Shares and other market factors. The market price of Shares may vary significantly from the Fund’s net asset value especially during times of market volatility or stress. Further, to the extent that exchange specialists, market makers, Authorized Participants, or other market participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units premiums or discounts may increase.
Trading Cost Risk. When buying or selling Shares in the secondary market, a buyer may incur brokerage commission or other charges. In addition, a buyer may incur the cost of the “spread” also known as the bid-ask spread, which is the difference between what investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results.
Exchange Trading Risk. Shares are listed for trading on the NYSE Arca. They also may be listed or traded on other U.S. and non-U.S. stock exchanges and may trade on electronic
Summary Prospectus

Direxion HCM Tactical Enhanced US ETF

communication networks. Trading in Shares on their listing exchange may be halted due to market conditions or for reasons that, in the view of the exchange, make trading in Shares inadvisable, including if they fail to meet the listing requirements of the exchange. Under certain circumstances, Shares may even be delisted. Trading halts of Shares should be expected to disrupt the Fund’s creation/redemption process and may temporarily prevent investors from buying and selling Shares. Like other listed securities, Shares of the Fund may be sold short, and short positions in Shares may place downward pressure on their market price.
Fund Performance
The following performance information provides some indication of the risks of investing in the Fund by demonstrating how its returns have varied from calendar year to calendar year. The bar chart shows changes in the Fund’s performance from calendar year to calendar year. The table shows how the Fund’s average annual returns for the one-year and since inception periods compare with those of at least one broad-based market index for the same periods. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance is available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Total Return for the Calendar Years Ended December 31

During the period of time shown in the bar chart, the Fund’s highest calendar quarter return was 16.02% for the quarter ended March 31, 2024 and its lowest calendar quarter return was 4.08% for the quarter ended September 30, 2024. The year-to-date return as of December 31, 2024 was 39.45%.
Average Annual Total Returns (for the periods ended December 31, 2024)
	1 Year	Since Inception 6/22/2023
Return Before Taxes	39.45%	30.03%
Return After Taxes on Distributions	38.04%	29.01%
Return After Taxes on Distributions and Sale of Fund Shares	23.46%	22.86%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	25.02%	23.29%
NASDAQ-100 Index (reflects no deduction for fees, expenses or taxes)	25.88%	26.41%
After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Investment Subadviser. Howard Capital Management, Inc. is the Fund’s investment subadviser.
Portfolio Manager. The Fund’s portfolio management team is comprised of members of both Rafferty’s and Howard Capital’s investment teams. Rafferty’s portfolio managers have the day-to-day responsibility for managing the Fund’s investment strategy, while Howard Capital’s portfolio manager is responsible for the asset allocation.
Portfolio Manager	Years of Service with the Fund	Primary Title and Company
Paul Brigandi	Since Inception in June 2023	Portfolio Manager, Rafferty
Tony Ng	Since Inception in June 2023	Portfolio Manager, Rafferty
Vance Howard	Since Inception in June 2023	CEO and Portfolio Manager, Howard Capital
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker-dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”) in addition to brokerage commissions. The bid-ask spread may vary over time for Shares based on trading volume and market liquidity. Recent information regarding the Fund Shares such as net asset value, market price, premiums and discounts, bid-ask spreads, and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by submitting Shares to the Fund. The Fund will issue and redeem Shares for cash only to Authorized Participants in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan
Summary Prospectus

Direxion HCM Tactical Enhanced US ETF

or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Summary Prospectus

Direxion HCM Tactical Enhanced US ETF
SEC File Number: 811-22201